Exhibit 10.2
CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED. THE REDACTED PORTIONS ARE MARKED AS [***].
TECHNOLOGY LICENSE AGREEMENT
This TECHNOLOGY LICENSE AGREEMENT (this “Agreement”), effective as of December 16, 2020 (the “Effective Date”), is made by and between Miragen Therapeutics, Inc., a Delaware corporation (“Company”), having a principal place of business at 6200 Lookout Road, Boulder, Colorado 80301, and Xencor, Inc., a Delaware corporation (“Xencor”), having a principal place of business at 111 West Lemon Avenue, Monrovia, California 91016. Company and Xencor may each be referred to herein, individually, as a “Party” or, collectively, as the “Parties.”
BACKGROUND
WHEREAS, Xencor has developed expertise in engineering Antibodies;
WHEREAS, Xencor has developed and controls Patents and Know-How directed to its half-life extension-related technology, which are point mutations to the constant region of an Antibody that can be introduced to extend the half-life in vivo of an Antibody;
WHEREAS, Company and its Affiliates possess expertise in discovering, developing, manufacturing, marketing, and selling pharmaceutical products worldwide, including with respect to discovering, developing, and manufacturing Antibodies;
WHEREAS, Company intends to Exploit Antibodies targeting IGF-1R (defined below); and
WHEREAS, Company desires to obtain from Xencor, and Xencor desires to grant to Company an exclusive license to incorporate Xencor’s Fc Region-related Xtend technologies into products containing a Fc Antibody specific to IGF-1R, subject to the terms and conditions set forth herein; and
WHEREAS, simultaneously with the execution of this Agreement, the Company and Xencor are executing a subscription agreement (the “Subscription Agreement”), providing for the issuance of Company Common Stock to Xencor.
NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, the Parties hereby agree as follows:
ARTICLE 1
DEFINITIONS
As used in this Agreement, the following capitalized terms shall have the meanings indicated in this Article 1 below or elsewhere in this Agreement:

1.1“Affiliate” means with respect to a Person, any other Person that controls, is controlled by, or is under common control with such Person. For purposes of this Agreement, a Person will be deemed to control another Person if it owns or controls, directly or indirectly, more than 50% of the equity securities of such other Person entitled to vote in the election of directors (or, in the case that such other Person is not a corporation, for the election of the corresponding managing authority), or otherwise has the power to direct the management and policies of such other Person. The Parties acknowledge that in the case of certain entities organized under the laws of certain countries outside the United States, the maximum percentage ownership permitted by applicable law for a foreign investor may be less than 50%, and that in such case such lower percentage will be substituted in the preceding sentence, provided that such foreign investor has the power to direct the management and policies of such entity. Notwithstanding the foregoing, solely with respect to the Company, the term “Affiliate” shall mean the Company’s direct and indirect subsidiaries that, in each case, would otherwise be an Affiliate of the Company under this Section 1.1.
1.2“Antibody” means a protein comprising an Fc Region and at least one Fv Region.
1.3“Business Day” means a day other than a Saturday, Sunday or a bank holiday in the United States.
1.4“Combination Product” means a pharmaceutical or biological product containing a Licensed Product and one (1) or more other pharmaceutical products, diagnostic products or active ingredients that are not a Licensed Product (each, an “Other Component”) sold as a fixed dose or as a bundle for a single price. For clarity, Other Components are not licensed or Licensed Products under this Agreement.
1.5“Company Common Stock” means common stock of the Company, par value $0.01.
1.6“Control” means, with respect to any Patents, Know-How or other intellectual property right, the possession, legal authority or right (whether by ownership, license or sublicense) by a Party of the ability to assign or grant to the other Party the licenses, sublicenses or rights to access and use or disclose such Patents or Know-How as provided for in this Agreement, without paying any consideration to any Third Party (now or in the future) or violating the terms of any agreement or other arrangement with any Third Party in existence as of the time such Party would be required hereunder to grant such license, sublicense or rights of access and use.
1.7“Cover”, “Covering”, “Covered” or “Coverage” means (a) with respect to Know-How, such Know-How that was used in the Exploitation of the relevant product or technology, as applicable, and (b) with respect to a Patent, a Valid Claim would (absent a license thereunder or ownership thereof) be Infringed by the Exploitation of the relevant product or technology as applicable; provided, however, that in determining whether a Valid Claim that is a claim of a pending application would be Infringed, it shall be treated as if issued as then currently being prosecuted (in accordance with definition of Valid Claim, below).
1.8[***]

1.9 “EMA” means the European Medicines Agency and any successor Governmental Authority having substantially the same function.
1.10“EU Regulatory Approval” means Regulatory Approval of a Licensed Product by the EMA.
1.11“Executive Officer” means, for Xencor, its Chief Executive Officer, and for Company, its Chief Executive Officer; provided that any of the foregoing individuals may designate another C-level officer as the Executive Officer for purposes of this Agreement as long as such designee has appropriate decision-making authority. In the event that the position of any of the Executive Officers no longer exists due to a corporate reorganization, corporate restructuring or the like, the applicable Executive Officer will be replaced with another executive officer with responsibilities and seniority comparable to the eliminated Executive Officer.
1.12“Exploit” means to research, develop, make, have made, use, market, offer for sale, sell, import, export or otherwise commercially exploit, or transfer possession of or title in, a product.  Cognates of the word “Exploit” shall have correlative meanings.
1.13“Fc Antibody” means an Antibody that: (a) contains an Fc Component; and (b) does not specifically bind any target other than the Target (not including incidental binding).
1.14“Fc Component” [***]
1.15“Fc Region” [***]
1.16“FDA” means the United States Food and Drug Administration or any successor agency thereto.
1.17“Field” means the treatment, diagnosis or prevention of all human diseases or disorders.
1.18“First Commercial Sale” means, with respect to a Licensed Product in a country, the first sale to a Third Party of such Licensed Product in such country following the receipt of all Regulatory Approvals for such Licensed Product in such country.
1.19“Fv Region” [***]
1.20“Governmental Authority” means any applicable government authority, court, tribunal, arbitrator, agency, department, legislative body, commission or other instrumentality of (a) any government of any country or territory, (b) any nation, state, province, county, city or other political subdivision thereof or (c) any supranational body.
1.21 “Know-How” means all confidential and proprietary commercial, technical, scientific and other know-how and information, amino acid and nucleic acid sequences, biochemical, cellular and animal assays, animal models, trade secrets, knowledge, technology, methods, processes, practices, formulae, instructions, skills, techniques, procedures, experiences, ideas, technical assistance, designs, drawings, assembly procedures, computer programs, specifications, data and results (including biological, chemical, pharmacological, toxicological, pharmaceutical, preclinical, clinical, safety, manufacturing and quality control data and know-how, including regulatory data, study designs and protocols), in all cases, whether or not in written, electronic or any other form now known or hereafter developed.
1.22“IGF-1R” means an Insulin-like growth factor 1 receptor.
1.23“Infringe” or “Infringement” means any infringement of a Patent, including, without limitation, direct infringement, contributory infringement or any inducement to infringe.
1.24“Laws” means all applicable laws, statutes, rules, regulations, orders, judgments, injunctions, ordinances or other pronouncements having the binding effect of law of any Governmental Authority.
1.25“Licensed Product” means a product that: (a) contains an Fc Antibody (or any Derivative Fc Antibody thereof); and (b) does not contain any Antibodies, compounds, or products of Xencor or any of its Affiliates other than the Fc Antibody contained in such Licensed Product (including and all formulations, dosages, dosage forms and delivery systems of such product).
1.26[***]
1.27“[***] Agreement” means [***] as amended from time-to-time.
1.28“[***] Patents” means the Patents which constitute “[***] Patents” as defined in the [***] Agreement.
1.29“Net Sales” [***]
If a Licensed Product is sold as a Combination Product, Net Sales of the Combination Product will be calculated by multiplying the total Net Sales of the Combination Product by [***]. If [***] cannot be determined because [***], then, after discussion between the Parties on the matter (including, upon Xencor’s request, between the Executive Officers of both Parties), Company may determine the apportionment of Net Sales for the relevant transactions in good faith based on an equitable method to reasonably reflect the fair value of the contribution of the Licensed Product containing the Fc Antibody only to the total market value of such Combination Product. Company shall provide Xencor with a detailed analysis of such apportionment method. If Xencor does not agree with Company’s apportionment, then the Parties agree that Xencor may submit the matter to a “baseball” arbitration proceeding where each Party shall present to the arbitrator the apportionment such party believes to be correct and the arbitrator shall choose the presented apportionment it deems most accurate. Such arbitration shall be conducted in Los Angeles County by Judicial Arbitration and Mediation Services, Inc. (“JAMS”) in accordance with the Streamlined Arbitration Rules and Procedures of JAMS then in effect. The finding of such arbitrator shall be binding on the Parties.
1.30“Patent” shall mean (a) patents or patent applications, including any continuations, continuations-in-part, divisions, provisional, converted provisional, continued prosecution or substitute applications, (b) any patent issued with respect to any of the foregoing patent applications, including utility models, petty patents, innovation patents and design patents and certificates of invention, (c) any reissue, reexamination, renewal, restoration or extension (including any supplementary protection certificate and the like) of any of the foregoing patents or patent applications, and (d) all foreign counterparts of any of the foregoing, or as applicable portions thereof or individual claims therein.
1.31“Permitted Deductions” means the following to the extent consistently maintained and applied in accordance with U.S. generally accepted accounting principles (or any other accounting standard applicable to the Company): [***]
1.32“Person” means any natural person, corporation, unincorporated organization, partnership, association, sole proprietorship, joint stock company, joint venture, limited liability company, trust or government, or Governmental Authority, or any other similar entity.
1.33“Phase 1 Trial” means a clinical trial of an investigational product in human patients with the primary objective of characterizing its safety, tolerability, and pharmacokinetics and identifying a recommended dose and regimen for future studies as described in 21 C.F.R. 312.21(a), or a comparable clinical trial prescribed by the relevant Regulatory Authority in a country other than the United States. The investigational product can be administered to patients as a single agent or in combination with other investigational or marketed agents.
1.34“Phase 3 Trial” means a clinical trial of an investigational product in human patients that incorporates accepted endpoints for confirmation of statistical significance of efficacy and safety with the aim to obtain Regulatory Approval in any country as described in 21 C.F.R. 312.21(c), or a comparable clinical trial prescribed by the relevant Regulatory Authority in a country other than the United States. The investigational product can be administered to patients as a single agent or in combination with other investigational or marketed agents.
1.35“Registrational Study” means a clinical trial of an investigational product in human patients that is designed to be sufficient to obtain Regulatory Approval by the applicable Regulatory Authorities in a given country or countries.
1.36“Regulatory Approval” means all approvals or establishment licenses, registrations or authorizations (including marketing authorizations) of any Regulatory Authority that are necessary for the lawful marketing, sale and commercialization of a pharmaceutical product in any country or region (including, if necessary or reasonably required, pricing approvals).
1.37“Regulatory Authority” means, any Governmental Authority involved in granting approvals for the development, manufacturing and commercialization of Licensed Products, including the FDA, the EMA, the Japanese Ministry of Health, Labour and Welfare and the Pharmaceuticals and Medical Devices Agency in Japan.
1.38“Regulatory Exclusivity” means any exclusive marketing rights or data exclusivity rights conferred by any Regulatory Authority with respect to a Licensed Product in a country, other than a Patent (potentially including new clinical data exclusivity, orphan drug exclusivity, pediatric exclusivity, or rights similar thereto in other countries), in each case, that confers exclusive rights to Company, its Affiliates or Sublicensees, as applicable to market such Licensed Product in such country.
1.39 [***]
1.40“Securities Regulators” means U.S. Securities and Exchange Commission or any similar national securities exchange of another country.
1.41 “Sublicensee” means any Third Party to whom Company or its Affiliates has licensed or sublicensed any of the Xencor Technology.
1.42“Sublicense Revenue” means [***]
1.43 “Target” means Insulin-like growth factor 1 receptor (IGF-1R).
1.44“Third Party” means any Person other than Xencor, Company or any of their respective Affiliates.
1.45“U.S.” means the United States of America, including its territories and possessions.
1.46“Valid Claim” means a claim of a Xencor Patent that (a) has not been rejected, revoked or held to be invalid or unenforceable by a court or other authority of competent jurisdiction, from which no appeal can be further taken, or (b) has not been finally abandoned, disclaimed or admitted to be invalid or unenforceable through reissue or disclaimer. In order to be a Valid Claim, any claim being prosecuted in a pending patent application must be prosecuted in good faith and not have been pending for more than seven years from the filing date of the first utility patent application (or equivalent concept in any such country) in the patent application family in the country in question, in which case it will cease to be considered a Valid Claim until the patent issues and recites said claim (from and after which time the same would be deemed a Valid Claim).
1.47“Xencor Know-How” means all Know-How Controlled by Xencor or its Affiliates during the Term that Cover any Fc Component to the extent reasonably necessary or useful to Exploit any Licensed Product in the Field but excluding any Patents Controlled by Xencor.
1.48“Xencor Patents” means those Patents listed on Exhibit A hereto and any Patents Controlled by Xencor or its Affiliates during the Term that Cover any Fc Component in the Field.
1.49“Xencor Technology” means the Xencor Patents and Xencor Know-How.
ARTICLE 2
LICENSE

2.1Commercial License. Subject to the terms and conditions of this Agreement, Xencor hereby grants to Company an exclusive, worldwide, non-transferable (except pursuant to Section 11.6), sublicensable (in accordance with Section 2.2), royalty-bearing license, under the Xencor Technology, to Exploit Licensed Products in the Field (the “Commercial License”).
2.2Sublicense Rights. Company may grant sublicenses, through multiple tiers, under and within the scope of the Commercial License granted pursuant to Section 2.1. Each sublicense granted by Company shall be consistent with (and subordinate to) all the applicable terms and conditions of this Agreement, and Company shall remain responsible to Xencor for all payments and royalties due under this Agreement as a result of the activities of any such Affiliate or Third Party under any such sublicense as if such events or sales were achieved or made by Company under this Agreement. Within thirty (30) days following execution of each sublicense agreement, Company shall provide Xencor with written notice of such sublicense and shall certify in such notice that the sublicense was granted in accordance with this Section 2.2. In the event of any termination of this Agreement by Xencor pursuant to the terms hereof, all sublicenses granted by Company to Sublicensees pursuant to this Section 2.2 shall automatically become direct licenses and obligations between Xencor and such Sublicensees with respect to the subject matter hereof with all rights of Company thereunder automatically becoming rights of Xencor (including all rights to receive payment) unless the Sublicensee is in material default under such sublicense at the time of termination of this Agreement; provided, that in no event shall Xencor have any obligations under such sublicense beyond the obligations of Xencor set forth in this Agreement unless otherwise agreed in writing by Xencor. Notwithstanding any sublicense, Company will remain primarily liable to Xencor for the performance of all of Company’s obligations under, and Company’s compliance with all provisions of, this Agreement. Company hereby waives any requirement that Xencor exhaust any right, power or remedy, or proceed against such Sublicensee, for any obligation or performance hereunder prior to proceeding directly against Company.
2.3No Implied Licenses. Each Party acknowledges that the rights and licenses granted under this Article 2 and elsewhere in this Agreement are limited to the scope expressly granted. Accordingly, except for the rights expressly granted under this Agreement, no right, license, title, or interest of any nature whatsoever is granted whether by implication, estoppel, reliance, or otherwise, by either Party to the other Party. All rights with respect to Patents, Know-How and other intellectual property rights that are not specifically granted herein are reserved to the owner thereof. Without limiting the foregoing, Xencor reserves all rights to practice and use, and grant to Third Parties the right to practice and use, the Xencor Technology to incorporate Fc Components into molecules other than Licensed Products.
ARTICLE 3
DEVELOPMENT AND COMMERCIALIZATION
3.1Diligence. Company shall, at its expense, use commercially reasonable efforts, itself or with or through its Affiliates, or Sublicensees, to develop for the purposes of seeking Regulatory Approval and, following such Regulatory Approval, to commercialize Licensed Products.

3.2Disclosure Regarding Company Efforts. Within thirty (30) days after each anniversary of the Effective Date, Company shall provide written reports to Xencor summarizing the status of the development efforts of Company and its Affiliates and Sublicensees with respect to each Licensed Product.
ARTICLE 4
FEES AND ROYALTIES
4.1Equity Consideration. As partial consideration for the licenses granted to the Company hereunder, in accordance with, and subject to the terms of, the Subscription Agreement, Company shall issue to Xencor 322,407 shares of Company Common Stock.
4.2Milestones.
4.2.1Milestone Events. [***]

Milestone Event	Milestone Payment
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

[***]

4.2.2Invoice and Payment of Milestone Payments. Following Xencor’s receipt of written notice following the first achievement of a Milestone Event pursuant to Section 4.2.1, Xencor shall invoice Company for the applicable Milestone Payment, and Company shall pay such Milestone Payment within thirty (30) days after receipt of such invoice.
4.3Sublicense Revenue. Company shall pay Xencor [***] of Sublicense Revenue. Such payments shall be made within thirty (30) days after Company or its Affiliates receive such Sublicense Revenue.
4.4Royalties. Company shall pay to Xencor a royalty equal to [***] of worldwide Net Sales by Company, its Affiliates or Sublicensees. Royalties under this Section 4.4 shall be payable on a Licensed Product-by-Licensed Product and country-by-country basis during the Royalty Term for each Licensed Product in each country.

4.5Royalty Payment Reduction. Subject to Section 4.7, on a Licensed Product-by-Licensed Product and country-by-country basis, if the sale of a Licensed Product in a country is not Covered by a Valid Claim of a Xencor Patent in such country, then the royalties payable with respect to such sales of such Licensed Product in such country pursuant to Section 4.4 will be reduced by [***].
4.6Royalty Anti-Stacking. Subject to Section 4.7, on a Licensed Product-by-Licensed Product basis, Company shall be entitled to reduce the royalties payable under Section 4.4 for a given calendar quarter, [***] of the royalties, milestone and other payments made to Third Parties for licenses or other access to Patents or Know-How Covering or used in Licensed Products during such calendar quarter. Any amounts paid to Third Parties that are not able to be deducted in a particular calendar quarter due to the foregoing limitation may be deducted from the subsequent three (3) calendar quarters (also subject to the foregoing limitation). [***]
4.7Maximum Reduction. The maximum aggregate reduction in the royalties otherwise payable by the Company to Xencor under Section 4.4 with respect to any Licensed Product during a given calendar quarter during the applicable Royalty Term pursuant to Sections 4.5 and 4.6 shall be [***].
ARTICLE 5
PAYMENTS; BOOKS AND RECORDS
5.1Royalty Reports and Payments. Royalties shall be calculated and reported for each calendar quarter and shall be paid within thirty (30) days after the end of each calendar quarter. Each payment shall be accompanied by a report of Net Sales by Company, its Affiliates and Sublicensees which shall include the gross sales receipts, calculation of Net Sales (including deductions), and a breakdown of the Permitted Deductions (which shall include at least the aggregate amount of deductions for each sub-clause of Section 1.31), the average exchange rates used for the applicable period, and the royalties payable.
5.2Payment Method. All payments under this Agreement shall be made by bank wire transfer from a bank in the U.S. in immediately available funds to an account designated by Xencor. All amounts specified in this Agreement, and all payments made hereunder, are and shall be made in U.S. dollars. Any payments due under this Agreement which are not paid by the date such payments are due under this Agreement (but excluding payments which are being disputed in good faith by Company), shall bear interest to the extent permitted by applicable law at the U.S. prime rate per annum quoted by The Wall Street Journal (U.S., Western Edition), or its successor, on the first business day after such payment is due, plus an additional three (3) percentage points, calculated on the number of days such payment is delinquent. This Section 5.2 shall in no way limit any other remedies available to either Party.
5.3Currency Conversion. Amounts payable to Xencor based on sales in currencies other than U.S. dollars shall be converted to U.S. dollars at the rate of exchange at the close of business on the date immediately prior to the date Company receives the amount. The rate of exchange shall be the value of U.S. dollars calculated using Company’s then current internal foreign currency translation methodology actually used on a consistent basis in preparing its audited financial statements.
5.4Tax.
5.4.1It is the Parties’ mutual objective and intent to minimize, to the extent feasible, taxes payable with respect to their collaborative efforts under this Agreement to cooperate and coordinate with each other to achieve such objective. For the avoidance of doubt, as between the Parties, the Company shall be responsible for any Branded Prescription Drug Fees that may be levied under section 9008 of the Affordable Care Act with respect to any Licensed Product sold, subject to the relevant portion of such fees being a Permitted Deduction from Net Sales.
5.4.2Each Party shall each bear any and all taxes levied against such Party on account of any payment received by such Party under this Agreement. In the event that the Company is required, under Law, to withhold any deduction or tax from any payment due to Xencor under this Agreement, such amount shall be deducted from the payment to be made by the Company and paid to the proper taxing authority; provided, however, that the Company shall take reasonable and lawful actions to avoid or minimize such withholding and promptly notify Xencor (including by sending proof of such payment), as applicable, so that Xencor may take lawful actions to avoid or minimize such withholding. The Company shall promptly furnish Xencor, as applicable, with copies of any tax certificate or other documentation evidencing such withholding as necessary to satisfy the requirements of the relevant Governmental Authority related to any application by Xencor for foreign tax credit for such payment, and cooperate with Xencor as reasonably required by Xencor to obtain available reductions, credits or refunds of such taxes. Each Party agrees to cooperate with the other Party in claiming exemptions from such deductions or withholdings under any agreement or treaty from time to time in effect.
5.4.3Notwithstanding the foregoing, if (a) the Company assigns its rights or obligations or delegates its rights under this Agreement, (b) as a result of such assignment or delegation, the Company (or its assignee) is required by Law to withhold taxes from or in respect of any amount payable under this Agreement, and (c) such withholding taxes exceed the amount of withholding taxes that would have been applicable but for such assignment or delegation, then any such amount payable shall be increased to take into account such withholding taxes as may be necessary so that, after making all required withholdings (including withholdings on the additional amounts payable), the payee receives an amount equal to the sum it would have received had no such increased withholding been made. Each Party shall cooperate with the other Party in any way reasonably requested by the other Party to minimize the withholding tax implications of any such assignment or delegation.
5.4.4The Company shall be responsible for all Value Added Taxes (“VAT”), if any, attributable to transactions contemplated by this Agreement without any offset or reimbursement from Xencor. Xencor shall cooperate with the Company as reasonably requested by the Company to obtain available reductions, credits or refunds of any VAT amounts attributable to transactions contemplated by this Agreement.

5.5Records; Audits. During the Term and for a period of three (3) years thereafter, Company shall keep (and shall cause its Affiliates and Sublicensees to keep) complete and accurate records pertaining to the sale or other disposition of Licensed Products in sufficient detail to permit Xencor to confirm the accuracy of all payments due hereunder. Xencor shall have the right to cause an independent, nationally recognized, certified public accountant reasonably acceptable to Company to audit such records to confirm gross receipts, Net Sales and royalty payments for a period covering not more than the preceding three (3) calendar years. Such audits may be exercised no more than once per calendar year during normal business hours upon reasonable prior written notice to Company. No accounting period of Company shall be subject to audit more than one time by Xencor. Adjustments shall be made by the parties to reflect the results of such audit. Xencor shall bear the full cost of such audit unless such audit discloses an underpayment by Company of more than 5% of the amount of royalty payments due under this Agreement, in which case, Company shall bear the full cost of such audit and shall promptly remit to Xencor the amount of any underpayment, plus interest calculated in accordance with Section 5.2.
ARTICLE 6
CONFIDENTIALITY
6.1Confidential Information. Each Party (the “Receiving Party”) agrees that, during the Term and for five (5) years thereafter, such Party shall keep confidential and shall not publish or otherwise disclose and shall not use for any purpose other than as expressly provided for in this Agreement any confidential or proprietary information furnished to it by or on behalf of the other Party (the “Receiving Party”) in connection with Agreement (collectively, “Confidential Information”), except (a) as expressly authorized by this Agreement, (b) as permitted by Section 6.2 or Section 6.3, or (c) to those of its and its Affiliates’ respective employees, agents, consultants, subcontractors and other representatives (collectively, “Representatives”) who require access to such Confidential Information to accomplish the purposes of this Agreement, provided that such persons are under obligations of confidentiality and non-use of the Confidential Information at least as stringent as those set forth in this Article 6. The Receiving Party will use at least the same standard of care as it uses to protect its own confidential information, but no less than reasonable care, to ensure that its and its Affiliates’ employees, agents, consultants, subcontractors and other representatives do not disclose or make any unauthorized use of the Confidential Information. The Receiving Party will promptly notify the Disclosing Party upon discovery of any unauthorized use or disclosure of the Confidential Information. For the avoidance of doubt, the terms of this Agreement are deemed Confidential Information of each Party.
6.2Authorized Disclosures. The Receiving Party may disclose Confidential Information of the Disclosing Party as expressly permitted by this Agreement, or if and to the extent such disclosure is reasonably necessary in the following instances:
6.2.1filing or prosecuting Patents as permitted by this Agreement;
6.2.2establishing or enforcing the Receiving Party’s rights under this Agreement;
6.2.3prosecuting or defending litigation as permitted by this Agreement;

6.2.4complying with a valid order of a court or other governmental body having jurisdiction or with applicable laws, rules and regulations; provided that the Receiving Party shall, except where impracticable or prohibited by law, give reasonable advance notice to the Disclosing Party of the required disclosure, and, at the Disclosing Party’s request and expense, cooperate with the Disclosing Party’s efforts to contest such required disclosure, to obtain a protective order preventing or limiting the disclosure or requiring that the Confidential Information so disclosed be used only for the purposes for which such disclosure is required, or to obtain other confidential treatment of the Confidential Information required to be disclosed. In any event, the Receiving Party shall disclose only such Confidential Information as it is required by such order or applicable law, rule or regulation to disclose and shall only disclose such Confidential Information for the purpose and to the entity(ies) required by such order or applicable law, rule or regulation;
6.2.5in the case of Company, disclosure to actual or potential Sublicensees, provided, in each case, that any such Sublicensee has agreed in writing to be bound by obligations of confidentiality and non-use at least as stringent as those set forth in this Article 6, and that the Confidential Information so disclosed shall remain subject to this Article 6; or
6.2.6disclosure of (i) a redacted form of this Agreement and/or (ii) a written summary of the terms of this Agreement (in each case of clauses (i) and (ii), but not any other Confidential Information) to actual or potential Third Party investors, funding sources or acquirers in connection with due diligence or similar investigations by such Third Parties, and in confidential financing documents, provided, in each case, that: (a) any such Third Party agrees in writing to be bound by reasonable obligations of confidentiality and non-use at least as stringent as those set forth in this Article 6, (b) Company’s company name, corporate address and any other information that could reasonably identify Company as the licensee under this Agreement or as a user of the Xencor Technology will be redacted or omitted from any disclosure, and (c) the Confidential Information so disclosed shall remain subject to this Article 6.
6.3Exceptions. Notwithstanding the foregoing, Confidential Information of the Disclosing Party does not include:
(a)information that is in the public domain at the time of disclosure hereunder or which subsequently comes within the public domain through no fault of or action by the Receiving Party;
(b)information that is in the possession of the Receiving Party at the time of disclosure by the Disclosing Party hereunder, as evidenced by the Receiving Party’s prior written records;
(c)information that is obtained, after the date hereof, by the Receiving Party from any third party that is lawfully in possession of such information and not in violation of any contractual or legal obligation with respect to such information; or
(d)information that is independently developed by the Receiving Party, after the date hereof, without the aid, application, use of or reference to information provided by the Disclosing Party, in each such case as evidenced by written records.
6.4Press Release. Except as provided in this ARTICLE 6, neither Party will issue a press release or public announcement relating to this Agreement without the prior written approval of the other Party (such approval not to be unreasonably withheld, conditioned or delayed). Once a press release or other public statement is approved in writing by both Parties, each Party may make subsequent public disclosure of the information contained in such press release or other written statement without the further approval of the other Party.
6.5Securities Filings. Each Party acknowledges and agrees that the other Party may submit this Agreement to, or file this Agreement with, the Securities Regulators or to other Persons as may be required by applicable Laws, and if a Party submits this Agreement to, or files this Agreement with, any Securities Regulator or other Person as may be required by applicable Laws, such Party agrees to reasonably consult with the other Party with respect to the preparation and submission of a confidential treatment request for this Agreement. Notwithstanding the foregoing, if a Party is required by any Securities Regulator or other Person as may be required by applicable Laws to make a disclosure of the terms of this Agreement in a filing or other submission as required by such Securities Regulator or such other Person, and such Party has: (a) provided copies of the disclosure to the other Party at least three (3) Business Days in advance under the circumstances of such filing or other disclosure; (b) promptly notified the other Party in writing of such requirement and any respective timing constraints; and (c) given the other Party reasonable time under the circumstances from the date of provision of copies of such disclosure to comment upon and request confidential treatment for such disclosure, then such Party shall have the right to make such disclosure at the time and in the manner reasonably determined by its counsel to be required by the Securities Regulator or the other Person. Notwithstanding the foregoing, if a Party seeks to make a disclosure as required by a Securities Regulator or other Person as may be required by applicable Laws as set forth in this Section 6.5 and the other Party provides comments in accordance with this Section 6.5, the Party seeking to make such disclosure or its counsel, as the case may be, shall use good-faith efforts to incorporate such comments.
ARTICLE 7
INTELLECTUAL PROPERTY
7.1Ownership. As between the Parties, Xencor shall at all times be and remain the sole and exclusive owner of any Fc Component and Xencor Technology.
7.2Prosecution and Maintenance. [***]
7.3Enforcement. [***]
ARTICLE 8
REPRESENTATIONS, WARRANTIES, AND COVENANTS

8.1Mutual Representations and Warranties. Each Party represents and warrants to the other Party that, as of the Effective Date:
8.1.1it is duly organized and validly existing under the laws of its jurisdiction of incorporation or formation, and has full corporate or other power and authority to enter into this Agreement and to carry out the provisions hereof;
8.1.2it is duly authorized to execute and deliver this Agreement and to perform its obligations hereunder, and the person or persons executing this Agreement on its behalf has been duly authorized to do so by all requisite corporate or partnership action; and
8.1.3this Agreement is legally binding upon it, enforceable in accordance with its terms, and does not conflict with, breach or violate any agreement, instrument or understanding, oral or written, to which it is a party or by which it may be bound, nor violate any law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it.
8.2Xencor Representations and Warranties. Xencor hereby represents and warrants to Company, as of the Effective Date, that:
8.2.1Xencor has not granted any right to any Third Party under or with respect to the Xencor Technology that would conflict with the Commercial License and other rights granted or purported to be granted to Company hereunder;
8.2.2Xencor has a license to the [***] Patents as is necessary to grant the licenses to Company with respect to such Patents that Xencor purports to grant pursuant to this Agreement;
8.2.3Xencor is not a party to any legal action, suit or proceeding relating to the Xencor Patents; and
8.2.4Xencor has not received written notice that: (a) the practice of the inventions claimed by the Xencor Patents infringes the patent or other intellectual property rights of a Third Party; or (b) any Xencor Patent is invalid or unenforceable.
8.3Company Covenants. Company covenants to Xencor that:
8.3.1in the performance of its obligations and exercise of its rights under this Agreement, Company shall comply and shall cause its and its Affiliates’ employees and contractors to comply with all applicable laws, rules and regulations; and
8.3.2Company is not debarred or disqualified under the United States Federal Food, Drug and Cosmetic Act or comparable applicable law, rule or regulation outside the U.S., and it does not, and will not during the Term, employ or use the services of any person or entity who is debarred or disqualified, in connection with activities relating to Licensed Product. In the event that Company becomes aware of the debarment or disqualification or threatened debarment or disqualification of any person or entity providing services to Company, including Company itself and its Affiliates or Sublicensees, which directly or indirectly relate to activities under this

Agreement, Xencor shall be promptly notified in writing and Company shall cease using any such person to perform any services under this Agreement.
8.4Disclaimer of Warranties. Except as expressly set forth in this Agreement, THE TECHNOLOGY AND INTELLECTUAL PROPERTY RIGHTS PROVIDED BY EACH PARTY HEREUNDER ARE PROVIDED “AS IS,” AND EACH PARTY EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES OF ANY KIND, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, THE WARRANTIES OF DESIGN, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THE INTELLECTUAL PROPERTY RIGHTS OF THIRD PARTIES, OR ARISING FROM A COURSE OF DEALING, USAGE OR TRADE PRACTICES.
8.5Limitation of Liability. EXCEPT FOR LIABILITY FOR BREACH OF ARTICLE 6, NEITHER PARTY SHALL BE ENTITLED TO RECOVER FROM THE OTHER PARTY ANY SPECIAL, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES IN CONNECTION WITH THIS AGREEMENT OR ANY LICENSE GRANTED HEREUNDER; provided, however, that this Section 8.5 shall not limit either party’s indemnification obligations under Article 9.
ARTICLE 9
INDEMNIFICATION
9.1Indemnification by Company. Company hereby agrees to defend, indemnify and hold harmless Xencor, its Affiliates and its and their respective officers, directors, employees, consultants and agents (the “Xencor Indemnitees”) from and against any and all losses, damages, liabilities, expenses and costs, including reasonable legal expense and attorneys’ fees (“Losses”), to which any Xencor Indemnitee may become subject as a result of any claim, demand, action or other proceeding by any Third Party to the extent such Losses arise out of:
9.1.1the research, development, manufacture, use, handling, storage, sale or other disposition of any Fc Antibody or Licensed Product by or on behalf of Company or any of its Affiliates or Sublicensees;
9.1.2the negligence or willful misconduct of any Company Indemnitee (defined below); and
9.1.3the breach of this Agreement by any Company Indemnitee;
except, in each case, to the extent such Losses result from the negligence or willful misconduct of any Xencor Indemnitee.
9.2Indemnification by Xencor. Xencor hereby agrees to defend, indemnify and hold harmless Company, its Affiliates and its and their respective officers, directors, employees, consultants and agents (the “Company Indemnitees”) from and against any and all Losses to which any Company Indemnitee may become subject as a result of any claim, demand, action or other proceeding by any Third Party to the extent such Losses arise out of the gross negligence, willful misconduct of any Xencor Indemnitee or the breach of this Agreement by any Xencor Indemnitee, except to the extent such Losses result from the negligence or willful misconduct of any Company Indemnitee.
9.3Procedure. In the event a Party seeks indemnification under Section 9.1 or 9.2, it shall inform the other Party (the “Indemnifying Party”) of a claim as soon as reasonably practicable after such party (the “Indemnified Party”) receives notice of the claim. The failure by an Indemnified Party to give notice of a claim as provided in this Section 9.3 shall not relieve the Indemnifying Party of its indemnification obligation under this Agreement except and only to the extent that such Indemnifying Party is actually damaged as a result of such failure to give notice. The Indemnified Party shall permit the Indemnifying Party to assume direction and control of the defense of the claim (including the right to settle the claim solely for monetary consideration) and shall cooperate as requested (at the expense of the Indemnifying Party) in the defense of the claim. The Indemnified Party shall not agree to any settlement of such action, suit, proceeding or claim without the prior written consent of the Indemnifying Party. The Indemnifying Party shall not agree to any settlement of such action, suit, proceeding or claim or consent to any judgment in respect thereof that does not include a complete and unconditional release of the Indemnified Party from all liability with respect thereto, that imposes any liability or obligation on the Indemnified Party or that acknowledges fault by the Indemnified Party; in each case, without the prior written consent of the Indemnified Party.
9.4Insurance. Company, at its own expense, shall maintain product liability and other appropriate insurance in an amount consistent with industry standards during the Term. Company shall provide a certificate of insurance evidencing such coverage to Xencor upon request.
ARTICLE 10
TERM AND TERMINATION
10.1Term. The term of this Agreement shall commence on the Effective Date and continue until the expiration of the last Royalty Term, subject, in each case, to earlier termination pursuant to this ARTICLE 10 (the “Term”).
10.2Termination for Material Breach. A Party may terminate this Agreement for material breach of this Agreement by the other Party upon sixty (60) days (or, in the case of non-payment breach, twenty (20) days) written notice specifying the nature of the breach, unless the breaching Party cures such breach within such sixty-day (or thirty-day, as applicable) period.
10.3[***]
10.4Termination for Insolvency. If, at any time during the Term (a) a case is commenced by or against either Party under Title 11, United States Code, as amended, or analogous provisions of Law outside the United States (the “Bankruptcy Code”) and, in the event of an involuntary case under the Bankruptcy Code, such case is not dismissed within 60 days after the commencement thereof, (b) either Party files for or is subject to the institution of bankruptcy, liquidation or receivership proceedings (other than a case under the Bankruptcy Code), (c) either Party assigns all or a substantial portion of its assets for the benefit of creditors, (d) a receiver or custodian is appointed for either Party’s business, or (e) a substantial portion of either Party’s business is subject to attachment or similar process, then, in any such case ((a), (b), (c), (d) or (e)), the other Party may terminate this Agreement upon written notice to the extent permitted under Law.
10.5Termination for Patent Challenge. Xencor shall have the right to terminate this Agreement upon written notice to Company if:
10.5.1Company or any of its Affiliates directly, or indirectly through any Third Party, commences any opposition proceeding, post-grant review, inter partes review or ex parte reexamination or Third Party submissions or submits observations with respect to, challenges the validity or enforceability of, or opposes any extension of or the grant of a supplementary protection certificate with respect to, any Xencor Patent; or
10.5.2any Sublicensee directly, or indirectly through any Third Party, commences any opposition proceeding, post-grant review, inter partes review or ex parte reexamination or Third Party submissions or submits observations with respect to, challenges the validity or enforceability of, or opposes any extension of or the grant of a supplementary protection certificate with respect to, any Xencor Patent, and (A) Company does not cause such Sublicensee to withdraw such action or (B) Company does not terminate the sublicense agreement with such Sublicensee, in each case, within 10 days of Company receiving from Xencor written notice of any such action being taken by such Sublicensee.
10.5.3Notwithstanding this Section 10.5 to the contrary, Xencor shall have no such right to terminate this Agreement in the case of (I) any claim made by Company or any of its Affiliates or Sublicensees as a defense in any lawsuit or administrative proceeding brought by Xencor, its Affiliates or licensees for the Patents forming the basis for such claim; or (II) any lawsuit, reexamination proceeding or opposition brought by Company or any of its Affiliates or Sublicensees challenging the validity or enforceability of any Patent Controlled by Xencor that is not included in the Xencor Technology.
10.6Effects of Expiration or Termination.
10.6.1Upon termination of this Agreement by either Party, all rights and obligations of the Parties hereunder (including, without limitation, the license granted by Xencor to Company hereunder) shall terminate and be of no further force or effect.
10.6.2Upon expiration (but not earlier termination) of this Agreement, all licenses granted to Company hereunder that were in effect immediately prior to such expiration shall become non-exclusive licenses that are fully-paid, royalty-free, irrevocable, and perpetual.
10.6.3Within thirty days following the expiration or termination of this Agreement, each Party shall deliver to the other Party (or destroy and certify destruction of) any and all Confidential Information of the other Party in its possession.
10.6.4Neither expiration nor termination shall relieve either Party of any liability (including any payment obligation) accruing prior to such expiration or termination. The obligations and rights of the parties under Sections 5.5, 8.4, 8.5, 10.6, and 10.7, and ARTICLE 1, ARTICLE 6, ARTICLE 7, ARTICLE 9 (except Section 9.4), and ARTICLE 11 of this Agreement shall survive expiration or termination of this Agreement.
10.7Damages, Relief. Termination of this Agreement shall not preclude either Party from claiming any other damages, compensation or relief that it may be entitled to hereunder.
ARTICLE 11
MISCELLANEOUS
11.1Governing Law. The Agreement will be construed and the respective rights of the Parties determined in accordance with the substantive Laws of the State of New York, notwithstanding its conflicts of laws rules to the contrary.
11.2Force Majeure. Neither Party will be held liable to the other Party nor be deemed to have defaulted under or breached this Agreement for failure or delay in performing any obligation under this Agreement (other than nonperformance of payment obligations) to the extent that such failure or delay is caused by or results from causes beyond the reasonable control of the affected Party, potentially including embargoes, epidemics, war, acts of war (whether war be declared or not), insurrections, riots, civil commotions, strikes, fire, earthquakes, floods, or other acts of God. The affected Party will notify the other Party of such force majeure circumstances as soon as reasonably practical, and will promptly undertake all reasonable efforts necessary to cure such force majeure circumstances and resume performance of its obligations hereunder and will keep the other Party reasonably informed regarding the status of such circumstances and any efforts related to the cure thereof, and the implications for the resumption of performance of such Party’s obligations.
11.3No Implied Waivers; Rights Cumulative. No failure on the part of Xencor or Company to exercise, and no delay in exercising, any right, power, remedy or privilege under this Agreement, or provided by statute or at Law or in equity or otherwise, will impair, prejudice or constitute a waiver of any such right, power, remedy or privilege or be construed as a waiver of any breach of this Agreement or as an acquiescence therein, nor will any single or partial exercise of any such right, power, remedy or privilege preclude any other or further exercise thereof or the exercise of any other right, power, remedy or privilege.
11.4Independent Contractors. It is expressly agreed that Xencor and Company will be independent contractors and that the relationship between Xencor and Company will not constitute a partnership, joint venture or agency. Xencor will not have the authority to make any statements, representations or commitments of any kind, or to take any action, which will be binding on Company, without the prior written consent of Company, and Company will not have the authority to make any statements, representations or commitments of any kind, or to take any action, which will be binding on Xencor, without the prior written consent of Xencor.
11.5Notices. All notices which are required or permitted hereunder will be in writing and sufficient if delivered personally, sent by nationally-recognized overnight courier or sent by registered or certified mail, postage prepaid, return receipt requested, addressed as follows:

If to Xencor, to:	Xencor, Inc. 111 West Lemon Avenue, 2nd floor Monrovia, California 91016 Attention: Chief Executive Officer
With a copy to:	Xencor, Inc. 111 West Lemon Avenue, 2nd floor Monrovia, California 91016 Attention: General Counsel
If to Company, to:
Miragen Therapeutics, Inc.
6200 Lookout Road
Boulder, Colorado 80301
Attention: Chief Executive Officer

Asher M. Rubin
Hogan Lovells US LLP
100 International Drive, Suite 2000
Baltimore, Maryland 21202
Asher.Rubin@hoganlovells.com

or to such other address as the Party to whom notice is to be given may have furnished to the other Party in writing in accordance herewith. Any such notice will be deemed to have been given (a) when delivered if personally delivered on a Business Day (or if delivered or sent on a non- Business Day, then on the next Business Day), (b) on the Business Day of receipt if sent by overnight courier, or (c) on the Business Day of receipt if sent by mail.
11.6Assignment. This Agreement shall not be assignable by either Party to any Third Party without the prior written consent of the other Party; except that each Party may assign this Agreement, without the need to obtain the other Party’s consent, (a) to an entity that acquires substantially all of the business or assets of such Party pertaining to this Agreement, in each case whether by merger, transfer of assets, purchase of all outstanding shares or otherwise, or (b) to an Affiliate of such Party, provided that, in the case of such an assignment to an Affiliate, the assigning Party shall remain liable and responsible to the non-assigning Party hereto for the performance and observance of all such duties and obligations by such Affiliate, and an assignment to an Affiliate will terminate, and all rights so assigned will revert to the assigning Party, if and when such Affiliate ceases to be an Affiliate of the assigning Party. Any assignment in contravention of the foregoing shall be void and of no effect. Subject to the foregoing, this Agreement will be binding upon and will inure to the benefit of the Parties and their respective successors and assigns. Any assignment of this Agreement in contravention of this Section 11.6 shall be null and void.
11.7Severability. If any provision hereof should be held invalid, illegal or unenforceable in any respect in any jurisdiction, the Parties hereto will substitute, by mutual consent, valid provisions for such invalid, illegal or unenforceable provisions, which valid provisions in their economic effect are sufficiently similar to the invalid, illegal or unenforceable provisions that it can be reasonably assumed that the Parties would have entered into this Agreement with such valid provisions. If such valid provisions cannot be agreed upon, the invalid, illegal or unenforceable provisions of this Agreement will not affect the validity of this Agreement as a whole, unless the invalid, illegal or unenforceable provisions are of such essential importance to this Agreement that it is to be reasonably assumed that the Parties would not have entered into this Agreement without the invalid, illegal or unenforceable provisions.
11.8Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which together, shall constitute one and the same instrument.
11.9Entire Agreement. This Agreement (including any Exhibits and Schedules), contains the entire understanding of the Parties with respect to the subject matter hereof, and supersedes all previous arrangements with respect to the subject matter hereof, whether written or oral. This Agreement may be amended, or any term hereof modified, only by a written instrument duly-executed by authorized representatives of both Parties hereto. The Exhibits and Schedules attached hereto may be amended, or any term hereof modified, only by a written instrument duly-executed by authorized representatives of both Parties hereto.
11.10Interpretation. Except where the context expressly requires otherwise, (a) the use of any gender herein will be deemed to encompass references to either or both genders, and the use of the singular will be deemed to include the plural (and vice versa), (b) the words “include”, “includes” and “including” will be deemed to be followed by the phrase “without limitation” and will not be interpreted to limit the provision to which it relates, (c) the word “shall” will be construed to have the same meaning and effect as the word “will”, (d) any definition of or reference to any agreement, instrument or other document herein will be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (e) any reference herein to any Person will be construed to include the Person’s successors and assigns, (f) the words “herein”, “hereof” and “hereunder”, and words of similar import, will be construed to refer to this Agreement in each of their entirety, as the context requires, and not to any particular provision hereof, (g) all references herein to Sections, Exhibits or Schedules will be construed to refer to Sections, Exhibits or Schedules of this Agreement, and references to this Agreement include all Exhibits and Schedules hereto, (h) the word “notice” means notice in writing (whether or not specifically stated) and will include notices, consents, approvals and other written communications contemplated under this Agreement, (i) provisions that require that a Party, the Parties or any committee hereunder “agree,” “consent” or “approve” or the like will require that such agreement, consent or approval be specific and in writing, whether by written agreement, letter, approved minutes or otherwise (but excluding e-mail and instant messaging), (j) references to any specific law, rule or regulation, or article, section or other division thereof, will be deemed to include the then-current amendments thereto or any replacement or successor law, rule or regulation thereof, and (k) the term “or” will be interpreted in the inclusive sense commonly associated with the term “and/or.”

11.11Binding Effect, No Third Party Beneficiaries. As of the Effective Date, this Agreement will be binding upon and inure to the benefit of the Parties and their respective permitted successors and permitted assigns. Except as expressly set forth in this Agreement, no Person other than the Parties and their respective Affiliates and permitted assignees hereunder will be deemed an intended beneficiary hereunder or have any right to enforce any obligation of this Agreement.
11.12Waiver of Rule of Construction. Each Party has had the opportunity to consult with counsel in connection with the review, drafting and negotiation of this Agreement. Accordingly, the rule of construction that any ambiguity in this Agreement will be construed against the drafting Party will not apply.
11.13Headings. The captions to the Sections hereof are not a part of this Agreement, but are merely for convenience to assist in locating and reading the several Sections hereof.
[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be duly executed and delivered in duplicate originals as of the Effective Date.

MIRAGEN THERAPEUTICS, INC.		XENCOR, INC.

By:	/s/ Jason A. Leverone	By:	/s/ Bassil Dahiyat

Name: Jason A. Leverone		Name: Bassil Dahiyat

Title: Chief Financial Officer		Title: President & Chief Executive Officer

EXHIBIT A
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